SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported): December 7, 2001

ARIAD PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21696	22-3106987

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 LANDSDOWNE STREET

CAMBRIDGE, MASSACHUSETTS 02139
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(617) 494-0400

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

99.1 The Registrant’s Press Release dated December 7, 2001.

ITEM 9.     REGULATION FD DISCLOSURE

      On December 7, 2001, the Registrant publicly disseminated a Press Release announcing that results of preclinical studies comparing the safety profile of its regulated erythropoietin (Epo) product candidate with that of an uncontrolled version of Epo therapy in animal models are being presented at the annual meeting of the American Society of Hematology.

      The information contained in the Press Release dated December 7, 2001 is incorporated herein by reference and attached as Exhibit 99.1 hereto. This information is furnished, and not filed, pursuant to Item 9.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARIAD PHARMACEUTICALS, INC.

By:	/s/ Brian A. Lajoie

Brian A. Lajoie
Interim Chief Financial Officer

Date: December 7, 2001

EXHIBIT INDEX

Exhibit
Number	Description	Sequential Page Number

99.1	The Registrant’s Press Release dated December 7, 2001.	4

3